                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                               ANSOFT CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                               ANSOFT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 22, 2005



To Our Stockholders:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Ansoft Corporation, a Delaware corporation (the "Company"), will be held on Thursday, September 22, at 9:00 a.m., local time, at Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, Pennsylvania 15219-1119, for the following purposes:

         a. To elect five directors to serve on the Company's Board of Directors until the 2006 Annual Meeting of Stockholders.

         b. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors has fixed the close of business on August 2, 2005 as the record date for the determination of holders of the Company's common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting, including those items listed above.

         You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                 By Order of the Board of Directors,

                                 /s/ Nicholas Csendes

                                 Nicholas Csendes
                                 President and Chief Executive Officer

Pittsburgh, Pennsylvania
August 4, 2005

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                               ANSOFT CORPORATION
                    225 WEST STATION SQUARE DRIVE, SUITE 200
                            PITTSBURGH, PA 15219-1119

                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ansoft Corporation, a Delaware corporation ("Ansoft" or the "Company"), for use at the Company's 2005 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof) to be held on Thursday, September 22, 2005, at 9:00 a.m., local time, at Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, Pennsylvania 15219-1119, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, together with the accompanying notice and the enclosed proxy card, are first being sent to stockholders on or about August 5, 2005.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your shares of Ansoft common stock if the records of the Company show that you held your shares as of the close of business on August 2, 2005. As of the close of business on August 2, 2005, there were a total of 11,796,912 shares of common stock of the Company outstanding. Each share of common stock has one vote on each matter properly brought before the annual meeting. Abstentions may be specified as to all proposals to be brought before the annual meeting other than the election of directors.

VOTING BY PROXY

         Your shares can be voted at the annual meeting only if you are present in person or if you are represented by proxy. If you properly execute and return the enclosed proxy card prior to the annual meeting, your shares will be voted in accordance with the instructions you marked on the proxy card. If you execute and return the proxy card without providing voting instructions, your shares will be voted as recommended by the Board of Directors.

         If you are a beneficial owner of Ansoft common stock held by a broker, bank or other nominee (i.e., in "street name") you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.

ATTENDING THE ANNUAL MEETING

         Beneficial owners will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. To vote your shares of Ansoft common stock held in street name in person at the meeting, you will have to get a written proxy or vote authorization in your name from the broker, bank or other nominee who holds your shares.

REVOCATION OF PROXY

         Your proxy may be revoked at any time prior to its exercise by attending the annual meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

QUORUM; VOTES REQUIRED

         The presence at the annual meeting, in person or by proxy, of shares of common stock representing at least a majority of the total number of shares of common stock entitled to vote will constitute a quorum for purposes of the annual meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

         For the election of directors, the five (5) nominees receiving the greatest number of affirmative votes will be elected. Votes that are withheld and broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect either on the minimum number of affirmative votes necessary or the outcome of the election of directors. For all proposals other than for the election of directors, a majority of the votes cast at the annual meeting are required for the adoption of the proposal.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Amended Certificate of Incorporation (the "Certificate of Incorporation") and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board is currently comprised of five persons. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified or until the earlier of his death, resignation, or removal. The Board of Directors has determined that a majority of the director nominees are independent in accordance with the listing standards and rules of the Nasdaq Stock Market, Inc. ("Nasdaq").

         The names of the nominees for the Board of Directors are set forth below.

                      Name                     Age                  Position                  Director Since
                      ----                     ---                  --------                  --------------
         Zoltan J. Cendes, Ph.D.                59         Chairman of the Board of                1984
                                                           Directors, Chief
                                                           Technology Officer
         Nicholas Csendes                       61         Director, President,                    1984
                                                           Chief Executive Officer
         Peter Robbins (1)                      63         Director                                2001
         John N. Whelihan (1)                   61         Director                                1996
         Paul J. Quast (1)                      51         Director                                2004

----------------------

(1) If elected, Messrs. Robbins, Whelihan and Quast will be appointed members of the Compensation Committee and Audit Committee for the fiscal year 2006.

BACKGROUND OF DIRECTORS

         Dr. Zoltan J. Cendes is a founder of Ansoft and has served as Chairman of the Board of Directors of the Company and its chief research scientist since its formation in 1984. Since 1982, Dr. Cendes has been a university professor in electrical and computer engineering at Carnegie Mellon University. Dr. Cendes has lectured throughout North America, Europe and Asia on the topic of electromagnetics and finite element analysis and has published over 200 publications on these topics. Dr. Cendes directs the research efforts of Ansoft and currently serves as its Chief Technology Officer

         Nicholas Csendes is a founder of Ansoft and has served as President, Chief Executive Officer and Secretary since 1992 and a director since 1984. Mr. Csendes was a senior investment officer with Sun Life of Canada, a major international financial institution focusing on the sale of life insurance and retirement products, for over 15 years. Since 1985, Mr. Csendes has been involved with various public and private companies including a publicly-held interactive software company.

         Peter Robbins became a director in May 2001. From 1982 to 1999, Mr. Robbins was a Senior Vice President of Franklin Portfolio Associates, and one of its original founders. Franklin Portfolio Associates is an institutional asset manager with over $15 billion under management. Mr. Robbins is a trustee and investment committee member of the China Medical Board of New York, a foundation that funds health related projects in China and parts of South-East Asia.

         John N. Whelihan became a director of the Company in March 1996. From 1994 to 2003, Mr. Whelihan was Vice President of Sun Life of Canada, a major international financial institution. Mr. Whelihan was in charge of U.S. private placements. Mr. Whelihan is currently retired.

         Paul J. Quast is a shareholder and the managing partner of the law firm Bernick and Lifson, P.A., where he has extensive experience in tax, finance and other business related issues. Mr. Quast is a graduate of the University of Minnesota Law School and the University of Minnesota Business School and is a certified public accountant.

         All directors hold office until the next annual meeting of the stockholders and until their successors have been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board. Dr. Zoltan J. Cendes and Mr. Nicholas Csendes are brothers. There are no other family relationships between any of the directors or executive officers of the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                -------------------------------------------------


BACKGROUND OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Thomas A.N. Miller, age 58, is a founder of Ansoft and served as a director between 1984 and 2004 and served as Chief Financial Officer from 1994 to May 1997, and 2004 to the present. In January 2001, Mr. Miller was appointed Executive Vice President of the Company. Since 1985, Mr. Miller has been involved with various public and private companies including a publicly-held interactive software company.

ADDITIONAL INFORMATION RELATING TO BOARD OF DIRECTORS AND COMMITTEES THEREOF

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         The Board of Directors conducts business through meetings and the activities of the Board and its committees, including taking actions by unanimous written consent. The Board met three times during the fiscal year 2005. The Board has an Audit Committee and a Compensation Committee. With the exception of Mr. Robbins and Mr. Quast, no director attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which he served during the fiscal year ended April 30, 2005.

DIRECTOR INDEPENDENCE

         The Board of Directors reviewed each director's other affiliations and relationships. The Board has affirmatively determined that each of Messrs. Quast, Whelihan and Robbins are independent in accordance with the listing standards and rules of the Nasdaq, which are the director independence standards adopted and applied by the Board of Directors.

AUDIT COMMITTEE

         The Audit Committee of the Board of Directors provides assistance and reports to the Board as a function of the Board's oversight of the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. Currently and throughout fiscal year 2005, the Audit Committee consists of John N. Whelihan, Paul Quast and Peter Robbins. The Audit Committee met four times during fiscal year 2005. All members of the Audit Committee meet the special standards of independence for audit committee membership in accordance with the listing standards and rules of the Nasdaq. In addition, The Board of Directors has determined that Mr. Quast will be the "audit committee financial expert" for purposes of the Securities and Exchange Commission's rules. Acting under its charter adopted by the Board of Directors on August 26, 2004, the Audit Committee annually reviews the qualifications of, and appoints the Company's independent registered public accountants.

COMPENSATION COMMITTEE

         The Board of Directors has a Compensation Committee. During and throughout fiscal year 2005, the Compensation Committee consists of John N. Whelihan, Peter Robbins and Paul Quast. The Compensation Committee is responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans, administering the Company's incentive compensation plans and making recommendations to the full Board of Directors on these matters. The Compensation Committee met one time during fiscal year 2005.

NOMINATING COMMITTEE

      The Company has determined that a nominating committee is not necessary since the Company will only have five directors. Any discussions regarding a new director would be discussed with the entire Board of Directors. Following any discussion with the entire Board of Directors, our independent directors, currently, Messrs. Quast, Whelihan and Robbins would determine and vote as to whether the individual named will be nominated to the Board of Directors.

         The Board of Directors will consider the following criteria in selecting individuals as nominees: independence; financial, regulatory and business experience; character and integrity; education, background and skills; judgment; and, the ability to provide practical insights regarding the business of the Company. In addition, prior to recommending a current director for re-election to the Board of Directors, the Board of Directors, as a whole, will consider and review each current director's Board and committee attendance and performance, length of Board service and knowledge of the business of the Company.

CODE OF ETHICS

      The Board of Directors has adopted a Code of Ethics that applies to each of its directors, officers and employees. The Code of Ethics sets forth the Company's policies and expectations on a number of topics, including: Compliance with laws, rules and regulations; Conflicts of Interest; Insider Trading; Corporate Opportunities; Competition and Fair Dealing; Discrimination and Harassment; Health and Safety; Record-Keeping; Confidentiality; Protection and Proper Use of Company Assets; Prohibitions Against Payments to Government Personnel; Waivers of the Code of Business Conduct of Ethics; Amendments; Reporting any Illegal or Unethical Behavior; and Compliance Procedures.

      The Audit Committee will review the Code of Ethics on a regular basis, and propose or adopt additions or amendments to the Code of Ethics as appropriate.

      The Board of Directors also has adopted a Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer and other senior financial officers. Under the Code of Ethics, the Chief Executive Officer and senior financial officers have agreed to abide by principles governing their professional and ethical conduct.

      The Audit Committee will review the Code of Ethics that applies to the Chief Executive Officer and senior financial officers on a regular basis, and propose or adopt additions or amendments to the Code of Ethics as appropriate.

REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended April 30, 2005, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         The Board of Directors has determined that each member of the Audit Committee is independent as defined under the Nasdaq's listing standards. In addition, the Board of Directors has determined that Mr. Quast will be the "audit committee financial expert" for purposes of the Securities and Exchange Commission's rules. The Audit Committee's activities are governed by a written charter adopted by the Board.

         Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's internal controls and financial reporting process, the procedures designed to comply with accounting standards and applicable laws and regulations and an assessment of the effective operation of, internal control over financial reporting. KPMG LLP ("KPMG"), the Company's independent registered accountants, is responsible for performing an independent audit of the Company's Financial Statements and expressing an opinion as to their conformity with generally accepted accounting principles and performing an independent audit of management's assessment of internal control over financial reporting. In discharging its responsibilities, the Audit Committee met with management and the Company's independent auditors, KPMG, to review the Company's audited financial statements. The Audit Committee discussed and reviewed with its independent registered public accountants all matters that the independent registered public accountants were required to communicate and discussed with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61. The Audit Committee received a formal written statement from the independent auditors relating to independence consistent with Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact the auditors' objectivity and independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

         Based on its review and discussions with management and the Company's independent registered public accountants, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2005.

                                                        THE AUDIT COMMITTEE
                                                        John N. Whelihan
                                                        Paul Quast
                                                        Peter Robbins

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Company has selected KPMG as its independent registered accountants for the current year. A representative of KPMG is expected to be present at the annual meeting. The representative will not be making a statement but will be available to respond to appropriate questions.

                                              2005           2004
                                         --------------    -----------
Audit fees                               $      208,500    $   125,000
Audit related fees                               10,000         10,000
Tax fees                                        117,500         56,650
Other                                                --             --

-------------

         Tax Fees. Tax fees for fiscal 2005 included fees of $75,000 for a multi-year R&D credit study. The remainder of the tax fees was for compliance activities.

         All other Fees. KPMG did not render professional services to the Company for any other non-audit services during the fiscal year ended April 30, 2005.

         The Audit Committee considered whether the provision of non-audit services rendered by KPMG to the Company was compatible with maintaining KPMG's independence and concluded that KPMG's independence was not impaired.

DIRECTOR COMPENSATION

         Non-employee directors receive $1,000 per Board meeting at which they attend and are reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and its committees. At the closing of the Company's initial public offering in April 1996, the non-employee directors were granted options to purchase 30,000 shares of common stock of the Company. On December 15, 1998, the non-employee directors were granted options to purchase 25,000 shares of common stock of the Company. Mr. Quast was granted 25,000 options of common stock concurrent with his election as a director in fiscal year 2005. Such options are subject to vesting one-fifth per year over a five-year period commencing on the first anniversary of the date of grant.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

         Any person who wishes to communicate with the entire Board of Directors, an individual director, a committee of the Board of Directors or the independent directors as a group, should mark such communication "confidential" and address it to the specific intended recipient(s) c/o the Secretary, Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, Pennsylvania 15219-1119. All correspondence will be reviewed by the Secretary to determine the nature and subject matter of the communication, and the corresponding appropriate recipient (e.g., the appropriate committee, committee chairman or other individual director). Items unrelated to the duties and responsibilities of the Board of Directors, such as ordinary service or product complaints or inquiries, job inquiries, business solicitations, mass mailings or other material considered, in the reasonable judgment of the Secretary, unsuitable or unrelated to the responsibilities of the Board of Directors may be excluded. Communications relating to accounting, internal controls or auditing matters will be treated on a confidential basis according to the Audit Committee's policies and procedures regarding such matters and delivered to the Chairman of the Audit Committee.

         In addition, the Board of Directors encourages directors to attend annual meetings of stockholders as a means of promoting communication between stockholders and directors. At the 2004 Annual Meeting of Stockholders all of the directors were present.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock to file reports of, and changes to, their beneficial ownership of such securities with the Securities and Exchange Commission and to furnish copies of all Section 16(a) filings to the Company. The Company is required to report in this statement any failure to timely file reports during fiscal year 2005. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten percent shareholders.

BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 31, 2005 (i) each person who is known to the Company to own beneficially more than 5% of the outstanding ordinary shares (ii) by each of the Company's directors (each of whom has been nominated to serve an additional one year term), (iii) by the Company's Executive Officers, and (iv) by all current executive officers and directors as a group.



                                                                      Amount and Nature of     Percent of
                             Beneficial Owner                         Beneficial Ownership      Class (1)
                             ----------------                         --------------------      ---------

         David L. Babson and Company, Inc. (2)                              1,322,197              11.2%
         Ulrich L. and Meta M. Rohde (3)                                    1,222,728              10.4%
         Fidelity Management & Research Co. (4)                               821,056               7.0%
         Barclays Global Investors N.A. (5)                                   591,802               5.0%
         Thomas A.N. Miller (6)                                             1,184,552              10.0%
         Nicholas Csendes (7)                                               1,574,753              13.3%
         Zoltan J. Cendes (8)                                               1,238,118              10.5%
         Peter Robbins (9)                                                     26,000                *
         John N. Whelihan (10)                                                 36,000                *
         Paul Quast (11)                                                        6,000                *
         All directors and named officers as a group (6 persons)            4,065,923
         (6)(7)(8)(9)(10)(11)                                                                      34.5%

-------------------------
*Less than 1%.

The address of each beneficial owner is 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219 unless otherwise stated

(1) The information contained in the table above reflects "beneficial ownership" of the Common Stock within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power.
(2) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from David L. Babson and Co., Inc.'s Form 13F as of June 30, 2005 filed with the Securities and Exchange Commission. The Address of David L. Babson and Co., Inc. is One Memorial Drive, Cambridge, MA, 02142-1300.
(3) All shares are held with sole dispositive and sole voting power. The address of Drs. Ulrich and Meta Rohde is 52 Hillcrest Drive, Upper Saddle River, NJ 07458. All information, other than the Percent of Class, is derived from Drs. Ulrich and Meta Rohde's Form 4 filed with the Securities and Exchange Commission on December 22, 2004.
(4) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from Fidelity Management & Research Co.'s Form 13F as of March 31, 2005 filed with the Securities and Exchange Commission. The Address of Fidelity Management & Research Co. is 82 Devonshire Street, Boston, MA 02109.
(5) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from Barclays Global Investor's Form 13F as of March 31, 2005 filed with the Securities and Exchange Commission. The Address of Barclays Global Investor's is 45 Fremont Street 17th Floor, San Francisco, CA 94105.
(6) Includes 55,200 shares issuable upon exercise of options exercisable within 60 days of July 31, 2005.
(7) Includes 272,500 shares issuable upon exercise of options exercisable within 60 days of July 31, 2005.
(8) Includes 272,500 shares issuable upon exercise of options exercisable within 60 days of July 31, 2005.
(9) Includes 24,000 shares issuable upon exercise of options exercisable within 60 days of July 31, 2005. Also includes 2,000 shares jointly owned with Mr. Robbins' spouse.
(10) Includes 30,000 shares issuable upon exercise of options exercisable within 60 days after July 31, 2005. Also includes 4,000 shares jointly owned with Mr. Whelihan's spouse.
(11) Includes 5,000 shares issuable upon exercise of options exercisable within 60 days after July 31, 2005.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         All executive compensation decisions are made by the Compensation Committee which is currently composed of three non-employee directors, John N. Whelihan, Paul Quast and Peter Robbins. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         With respect to the compensation of executive officers other than the President and Chief Executive Officer, the Compensation Committee received and considered significant input from the President. Other than the Company's standard form of non-competition and confidentiality agreement, there are currently no employment agreements with any of the executive officers which fix the annual salaries of the executive officers, and no part of executive compensation, including that of the President and Chief Executive Officer, has been strictly tied to qualitative or quantitative statistical operating performance criteria, other than the bonus plan which is based on certain sales goals. Under the terms of this plan the President and Chief Executive Officer is entitled to a quarterly bonus if the sales goals are met.

         Based on a review of public filings by other comparable publicly-held software companies, the Compensation Committee believes that the annual base salaries and bonuses of the Company's executive officers, including its President and Chief Executive Officer, generally are and have been set no higher than the annual base salaries and bonuses paid to executive officers of other comparable software companies.

                                               THE COMPENSATION COMMITTEE
                                               John N. Whelihan
                                               Peter Robbins
                                               Paul Quast

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Peter Robbins, John N. Whelihan and Paul Quast serve as members of the Compensation Committee of the Board of Directors. Neither Messrs. Robbins, Quast and Whelihan are or have been an officer of the Company.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the aggregate cash compensation for services in all capacities to the Company for the year ended April 30, 2005 for the named executive officers of the Company and compensation received by each such individual in the two prior fiscal years.


                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                           ANNUAL COMPENSATION                        AWARDS
                                           -------------------                  -------------------

                                                                                    SECURITIES
            NAME AND                                                            UNDERLYING OPTION
       PRINCIPAL POSITION           YEAR       SALARY ($)         BONUS ($)             (#)
       ------------------           ----       ----------         ---------     ---------------------
Nicholas Csendes                    2005         $300,000           $3,000                   --
   President and                    2004         $300,000             $500                   --
   Chief Executive Officer          2003         $300,000               --                  100

Zoltan J. Cendes, Ph.D.             2005         $300,000           $3,000                   --
   Chairman of the Board and        2004         $300,000             $500                   --
   Chief Technology Officer         2003         $300,000               --                  100

Thomas A.N. Miller                  2005         $166,667          $51,000                   --
   Executive Vice President         2004         $150,000          $13,000                   --
   and Chief Financial Officer      2003         $120,000          $15,500                  100


-------------------


FISCAL YEAR-END OPTION VALUES

         The following table sets forth information regarding each exercise of stock options during fiscal year 2005 and the value of unexercised stock options for Messrs. Csendes, Cendes and Miller as of April 30, 2005:

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              SHARES                       UNDERLYING UNEXERCISED              IN-THE-MONEY
                           ACQUIRED ON                           OPTIONS AT                     OPTIONS AT
                             EXERCISE      VALUE                FY-END (#)                     FY END ($)
          NAME               EXERCISE    REALIZED (1)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
          ----             -----------   ------------     -------------------------     -------------------------
Nicholas Csendes                --            --                272,500/80,000            $4,449,656/$1,132,800
Zoltan Cendes, Ph.D.         200,000      $3,640,000            272,500/80,000            $4,449,656/$1,132,800
Thomas A.N. Miller              --            --                 55,200/20,000                $880,035/$283,200

-------------------

(1) Value per share is defined as the market price of Ansoft stock at year-end minus the exercise price of the option. The market price of Ansoft stock on April 30, 2005 was $23.20.

EQUITY PLAN COMPENSATION INFORMATION

         All equity compensation plans have been approved by security holders. As of April 30, 2005, 2,450,420 shares of common stock were reserved for issuance upon the exercise of outstanding options, including both vested and unvested options. The weighted average exercise price of all outstanding options was $8.06. As of April 30, 2005, 159,100 shares of common stock are reserved for issuance of future option grants under existing plans.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Other than the Company's standard form of non-competition and confidentiality agreement, the Company does not have any employment contracts in effect with the named executive officers. The Company does not have any compensatory plans or arrangements in place with the named executive officers that would provide benefits to such persons upon their resignation, retirement or other termination of the named executive officers. Compensation for the named executive officers is currently set by the Board of Directors of the Company.

PERFORMANCE GRAPH

         The following graph shows the cumulative total stockholder return on the Common Stock from April 3, 1996 (the last trading day before the date of the Company's initial public offering) through April 30, 2005, as compared to the returns of the Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Computer Index. The graph assumes that $100 was invested in the Common Stock of the Company and in the Total Return Index for The Nasdaq Stock Market
(US) and the Nasdaq Computer Index as of April 3, 1996, and assumes reinvestment of dividends.



                                   [GRAPHIC]

                               Total Return Index


    Measurement Period
  (Fiscal Year covered)       Ansoft Corporation        The Nasdaq Stock Market (US)         Nasdaq Computer Index
  ---------------------       ------------------        ----------------------------         ---------------------
       4/3/96                        100                             100                              100
       4/30/96                        84                             108                              112
       4/30/97                        56                             115                              124
       4/30/98                       159                             171                              193
       4/30/99                        88                             235                              296
       4/30/00                       151                             356                              430
       4/30/01                       109                             194                              235
       4/30/02                       133                             156                              165
       4/30/03                       100                             137                              153
       4/30/04                       165                             174                              191
       4/30/05                       274                             175                              191


                                  OTHER MATTERS

         The Board knows of no matters which are to be brought before the annual meeting other than those set forth in the accompanying notice of annual meeting of stockholders. If any other matters properly come before the annual meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the annual meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                            SOLICITATIONS OF PROXIES

         The cost of solicitation of proxies for use at the annual meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone. In addition, the Company has retained American Stock Transfer & Trust Company to act as the Company's registrar and transfer agent and to assist in the solicitation of proxies from brokers, nominees, institutions and individuals on behalf of the Company. In return for such services, the Company pays American Stock Transfer & Trust Company a monthly $500 fee. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the Company's stockholders by submitting such proposals to the Company in a timely manner and by including with such proposal the information specifically called for by Rule 14a-8. In order to be so included in the Company's 2006 proxy statement and to be properly considered at the 2006 annual meeting, stockholder proposals must be received by the Company no later than April 6, 2006, and must otherwise comply with the requirements as set forth in Rule 14a-8.

         The Bylaws of the Company establish an advance notice procedure for eligible stockholders to make nominations. The Company's By-laws provide that nominations for director must be given to the Secretary of the Company not later than 60 days prior to the anniversary date of the prior year's annual meeting. The Company's By-laws also require that certain specific information accompanying a stockholder notice of nomination. A copy of the Company's By-laws is available from the Company upon request.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2005 is being mailed with this proxy statement and should be read in conjunction herewith.





                                     By Order of the Board of Directors

                                     /s/  Nicholas Csendes

                                     Nicholas Csendes
                                     President and Chief Executive Officer

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF ANSOFT CORPORATION

         The undersigned stockholder(s) of Ansoft Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 2005 Annual Meeting, and hereby appoints Nicholas Csendes and Thomas A.N. Miller, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. local time on Thursday, September 22, 2005, at Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, Pennsylvania 15219-1119 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)


                      PLEASE MAIL IN THE ENVELOPE PROVIDED

/X/ Please mark your votes as in this example.

                 FOR all nominees listed below,         WITHHOLD authority
                       except as indicated                to vote for all
                       -------------------                ---------------

     ELECTION OF DIRECTORS


Instructions: To withhold authority for any individual nominee, mark "For" above, and strike a line through the name of the nominee or nominees as to whom you wish to withhold authority.

Nominees:                  Nicholas Csendes                Peter Robbins
                           Zoltan J. Cendes, Ph.D.         John N. Whelihan
                           Paul J. Quast

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Signature:
            -----------------------------------------------------------

Signature (if held jointly):
                              -----------------------------------------

Dated:
        ---------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons are required. A corporation shall sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.